Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of James River Group, Inc. for the period ended June 30, 2007, I, J. Adam Abram, President and Chief Executive Officer of James River Group, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	such Form 10-Q for the quarter ended June 30, 2007 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

(b)
the information contained in such Form 10-Q for the period ended June 30, 2007 fairly presents, in all material respects, the consolidated financial condition and results of operations of James River Group, Inc. and its subsidiaries as of, and for, the periods presented in such Form 10-Q.

By:	/s/ J. Adam Abram	Date: August 6, 2007
J. Adam Abram
President and Chief Executive Officer